Exhibit 99.5
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference of our report dated March 15, 2005 (August 4, 2005 as to Note 16), relating to the financial statements and financial statement schedule of DTE Energy Company (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the change in the methods of accounting for asset retirement obligations, energy trading contracts and gas inventories in 2003 and goodwill and energy trading contracts in 2002), appearing in this Current Report on Form 8-K of DTE Energy Company for the year ended December 31, 2004, in the following registration statements:

Form	Registration
Number

Form S-3	333-74338
Form S-3	333-99955
Form S-3	333-113300
Form S-3	333-109591
Form S-4	333-89175
Form S-8	333-61992
Form S-8	333-62192
Form S-8	333-00023
Form S-8	333-47247
Form S-8	333-109623
/S/ DELOITTE & TOUCHE
Detroit, Michigan
August 4, 2005